                                                                   EXHIBIT 10.18


-------------------------------------------------------------------------------

                   LOAN MODIFICATION AND EXTENSION AGREEMENT

                                 by and among

                     SOUTHWEST MARKET LIMITED PARTNERSHIP
                  a District of Columbia limited partnership,

                             MORTIMER B. ZUCKERMAN
                               a Natural Person,

                                      and

                                EDWARD H. LINDE
                               a Natural Person,

                                      and

                          THE SUMITOMO BANK, LIMITED,
                     a Japanese banking institution acting
                          through its NEW YORK BRANCH

                                      FOR

                            TWO INDEPENDENCE SQUARE


                        Dated as of September 26, 1994

-------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                                                                          Page
                                                                          ----

ARTICLE I - CERTAIN DEFINITIONS.............................................3

ARTICLE II - EXTENSION AND RELATED MATTERS .................................5

  Section 2.01  Extension of Maturity Date .................................5
  Section 2.02  Reaffirmation of Liability .................................5
  Section 2.03  Modification Fee ...........................................6

ARTICLE III - AMENDMENT OF ORIGINAL LOAN AGREEMENT .........................6

  Section 3.01  Amendment of Original Loan Agreement .......................6
  Section 3.02  Amendment of other Loan Documents ..........................9
  Section 3.03  Reaffirmation of Certain Documents .........................9
  Section 3.04  Ratification of Loan Documents .............................9
  Section 3.06  Termination of Bid Protest Guaranty .......................10

ARTICLE IV - LENDER'S FIXED RATE OPTION ...................................10

  Section 4.01  Lender's Fixed Rate Option ................................10
  Section 4.02  Exercise of Lender's Conversion Option ....................11
  Section 4.03  Implementation of Interest Rate Management Arrangement ....12
  Section 4.04  Recalculation of Trigger Rate .............................16

ARTICLE V - REPRESENTATIONS, WARRANTIES AND COVENANTS .....................18

  Section 5.01  Existence .................................................18
  Section 5.02  Authorization, Enforceable Obligations ....................18
  Section 5.03  Conflicting Agreements ....................................19
  Section 5.04  Organizational Documents ..................................20
  Section 5.05  No Material Litigation ....................................21
  Section 5.06  Compliance with Applicable Laws ...........................22
  Section 5.07  Information Delivered .....................................22
  Section 5.08  True Statement ............................................23
  Section 5.09  No Event of Default .......................................23
  Section 5.10  Space Leases ..............................................23
  Section 5.11  Financial Statements of Borrower ..........................24
  Section 5.12  Financial Statements of Guarantors ........................24
  Section 5.13  Taxes and Other Assessments ...............................24
  Section 5.14  No Liens ..................................................25

                                      (i)

                                                                         Page
                                                                         ----
  Section 5.15  Trust Estate ..............................................25
  Section 5.16  No Bankruptcy .............................................26
  Section 5.17  Absence of Transfer .......................................26
  Section 5.18  Certificates ..............................................26
  Section 5.19  Representations and warranties Loan Documents .............26
  Section 5.20  Event of Default ..........................................27

ARTICLE VI - EFFECTIVE DATE ...............................................27

  Section 6.01  Effective Date ............................................27
  Section 6.02  Termination ...............................................30

ARTICLE VII - MISCELLANEOUS ...............................................30

  Section 7.01  Entire Agreement; Exhibits and Schedules ..................30
  Section 7.02  Counterparts ..............................................31
  Section 7.03  Governing Law .............................................31
  Section 7.04  Severability ..............................................31
  Section 7.05  Successors and Assigns ....................................31
  Section 7.06  Time of the Essence .......................................32
  Section 7.07  Headings ..................................................32
  Section 7.08  Notices ...................................................32
  Section 7.09  Survival ..................................................32

                                      (ii)

                                   EXHIBITS
                                   --------


Exhibit "A"    Form of Allonge

Exhibit "B"    Form of Second Amendment to Construction Loan Deed of Trust and
               Security Agreement

Exhibit "C"    Form of First Amendment to Collateral Assignment of Leases,
               Rents, Profits and Income and Pledge of Accounts

Exhibit "D"    Form of First Modification to Collateral Assignment of Project
               Documents

Exhibit "E-1"  Form of Closing Certificate

Exhibit "E-2"  Form of Closing Certificate

Exhibit "E-3"  Form of Closing Certificate

Exhibit "E-4"  Form of Closing Certificate

Exhibit "E-5"  Form of Closing Certificate

Exhibit "F"    Form of Extension of Side Letter regarding Development Fee

Exhibit "G"    List of Space Leases

Exhibit "H"    Certificate Confirming Effective Date

Exhibit "I"    First Amendment to Interest Guaranty and Indemnity


                                   SCHEDULES
                                   ---------

Schedule 1     Trigger Rates

Schedule 2 Methodology for Converting Pre-Tax Net Operating Income to Trigger Rates

Schedule 3     Representatives of Borrower

Schedule 4     Leases in Default

                                     (iii)

                   LOAN MODIFICATION AND EXTENSION AGREEMENT


     THIS LOAN MODIFICATION AND EXTENSION AGREEMENT (this "Agreement") made and entered into as of the _____ day of September, 1994, by and among SOUTHWEST MARKET LIMITED PARTNERSHIP, a District of Columbia limited partnership ("Borrower"); MORTIMER B. ZUCKERMAN, who is a natural person ("Zuckerman"), and EDWARD H. LINDE, who is a natural person ("Linde") (Zuckerman and Linde being collectively referred to as the "Guarantors"); and THE SUMITOMO BANK, LIMITED, a Japanese banking institution acting through its NEW YORK BRANCH ("Lender");

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, Borrower and Lender are the parties to a certain Construction Loan Agreement dated as of February 22, 1991 (the "Original Loan Agreement"), pursuant to which Lender, in periodic advances, advanced to Borrower on the terms and conditions set forth in the Original Loan Agreement the aggregate principal amount of One Hundred Twenty-Five Million and No/100 Dollars ($125,000,000.00) (the "Loan"); and

     WHEREAS, all advances made by Lender to Borrower pursuant to the Original Loan Agreement are evidenced by that certain Promissory Note dated February 27, 1991, in the principal amount of $125,000,000, made by Borrower to the order of Lender (the "Original Note"); and

     WHEREAS, the Original Note is secured by that certain Construction Loan Deed of Trust and Security Agreement dated as of February 22, 1991 and effective as of February 27, 1991, by and among Borrower, Lender and Trustee (as defined therein), as recorded in the Land Records of the District of Columbia on February 27, 1991 as Instrument No. 10516 (the "Initial Deed of Trust"); and

     WHEREAS, the Initial Deed of Trust was amended by that certain First Amendment to Construction Loan Deed of Trust and Security Agreement (the "First Amendment to Deed of Trust"), by and among Borrower, Lender and Trustee, dated as of September 9, 1994 and effective as of September 21, 1994, which was recorded in the Land Records of the District of Columbia on September 9, 1994 as Instrument No. 76268 (the Initial Deed of Trust as amended by the First Amendment to Deed of Trust and shall hereinafter be referred to as the "Original Deed of Trust"); and

     WHEREAS, Borrower's obligations under the original Loan Agreement and Original Note are further secured by the Assignment of Rents and the Assignment of Project Documents, as such terms are defined in the Original Loan Agreement; and

     WHEREAS, pursuant to an Interest Guaranty and Indemnity dated as of February 22, 1991 (the "Interest Guaranty"), Guarantors jointly and severally guaranteed to Lender, on and subject to the terms and conditions of the Interest Guaranty, the payment of the Obligations (as defined in the Interest Guaranty); and

     WHEREAS, pursuant to an Environmental Guaranty dated as of February 22, 1991, Guarantors jointly and severally guaranteed to Lender Borrower's performance of certain obligations under the Initial Deed of Trust relating to Hazardous Material, as such term is defined in the Initial Deed of Trust; and

     WHEREAS, the Loan by its terms will mature on February 27, 1998 (the "Original Maturity Date") and the principal balance and all other Indebtedness owed by Borrower to Lender will become due and payable in full on such date; and

     WHEREAS, Borrower and Lender desire to extend the Original Maturity Date and modify certain other terms of the Loan, on and subject to the terms and conditions set forth herein; and

     WHEREAS, the extension of the maturity and the modification of certain other terms of the Loan will provide economic benefits to Borrower and Guarantors;

     NOW, THEREFORE, for and in consideration of the mutual covenants and promises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to legally bind themselves, Borrower, Guarantors and Lender hereby agree as follows:

                                   ARTICLE I

                              CERTAIN DEFINITIONS
                              -------------------

     As used in this Agreement, the capitalized terms set forth below shall have the meanings given them in this Article I. Capitalized terms used in this Agreement but not defined in this Article I shall have the meanings set forth elsewhere in this Agreement or, if not defined elsewhere in this Agreement, the meanings given such terms in the Original Loan Agreement (as amended by this Agreement).

     Effective Date.  As used herein, "Effective Date" shall have the meaning
     --------------
given to such term in Section 6.01 hereinbelow.

     Modification Documents.  As used herein, the "Modification Documents" shall
     ----------------------
mean (a) an Allonge (the "Allonge") in the form attached hereto as Exhibit "A";
(b) a Second Amendment to Construction Loan Deed of Trust and Security Agreement in the form attached hereto as Exhibit "B" (the "Modification to Deed of Trust"); (c) a First Amendment to Collateral

Assignment of Leases, Rents, Profits and Income and Pledge of Accounts in the form attached hereto as Exhibit "C" (the "Modification to Assignment of Rents");
(d) a First Modification to Collateral Assignment of Project Documents in the form attached hereto as Exhibit I'D" (the "Modification to Assignment of Project Documents"); (e) Closing Certificates in the forms attached hereto as Exhibits "E-1", "E-2", "E-3", "E-4", and "E-5"; (f) this Agreement; (g) an Extension of Side Letter regarding Development Fee in the form attached hereto as Exhibit "F"; (h) a First Amendment to Interest Guaranty and Indemnity in the form attached hereto as Exhibit "I"; and (i) such other documents and instruments amending, modifying, restating, or extending any of the Loan Documents as Lender reasonably may require.

     Original Note.  As used herein, "Original Note" shall have the meaning
     -------------
given to such term in the recitals to this Agreement and is the "Note" as defined in the original Loan Agreement prior to the amendments thereto effected by this Agreement.

     Trigger Rate.  As used herein, "Trigger Rate" shall mean, for each calendar
     ------------
year falling in whole or in part within the Loan Term, the per annum rate of interest set forth on Schedule 1 to this Agreement (which has been calculated in accordance with Schedule 2 to this Agreement), as such rate may from time to time be modified in accordance with Section 4.04 of this Agreement.

     Trigger Rate Notice.  As used herein, "Trigger Rate Notice" shall mean a
     -------------------
telephonic notice (followed by prompt written confirmation thereof) by Lender to Borrower, which informs Borrower that the Weighted Average Rate (as hereinafter defined) has reached or surpassed the Trigger Rate.

     Weighted Average Rate.  As used herein, "Weighted Average Rate" shall mean
     ---------------------
the weighted average of the rates of interest that are in effect under the Note on the first day of each calendar month (applicable for the previous month) falling within the Loan Term with. respect to each of the Portions of Principal that comprise the entire outstanding principal balance of the Loan.

                                   ARTICLE II

                         EXTENSION AND RELATED MATTERS
                         -----------------------------

      Section 2.01  Extension of Maturity Date.  On the Effective Date, the
                    --------------------------
Maturity Date of the Loan shall be extended from the Original Maturity Date to February 27, 2003 as provided in the Allonge.

      Section 2.02  Reaffirmation of Liability.
                    --------------------------

          (a) Borrower acknowledges and agrees, and shall forever be estopped from controverting the fact that, as of the date hereof, Borrower is indebted to Lender for the following items in the following amounts:

              (i) The principal amount of the Loan of One Hundred Twenty-Five Million and No/100 Dollars ($125,000,000.00) together with any accrued but unpaid interest at the rate or rates of interest in effect in accordance with the terms of the original Note; and

              (ii) Lender's unpaid Out-of-Pocket Costs, including, without limitation, legal fees incurred in connection with the modification of the terms of the Loan to be effected pursuant to this Agreement, in the aggregate amount of Thirty-Nine Thousand Two Hundred Forty-Nine and 55/100 Dollars ($39,249.55).

          (b) On the Effective Date, Borrower shall pay to Lender in immediately available funds all of Lender's unpaid out-of-pocket Costs incurred as of the Effective Date.

      Section 2.03  Modification Fee.  On the Effective Date and in
                    ----------------
consideration of Lender's extending the original Maturity Date of the Loan and modifying the terms of the Loan in the other respects set forth herein, Borrower shall pay to Lender in immediately available funds a modification fee in the amount of Three Hundred Seventy Five Thousand and No/100 Dollars ($375,000.00).

                                  ARTICLE III

                      AMENDMENT OF ORIGINAL LOAN AGREEMENT
                      ------------------------------------

      Section 3.01  Amendment of Original Loan Agreement.  On the Effective
                    ------------------------------------
Date, the Original Loan Agreement shall be deemed amended by Borrower and Lender as follows:

          (a) Throughout the Original Loan Agreement, the term "Agreement" shall be deemed to refer to the Original Loan Agreement as amended by this Agreement, as such Loan Agreement from time to time may be further amended, modified, supplemented, restated, or extended.

          (b) In Article I of the Original Loan Agreement, the following definitions are amended as follows:

              (i) The definition of "Assignment of Project Documents" is amended by adding at the end thereof, immediately preceding the period, the following language: ", as amended by that certain First Modification to Collateral Assignment of Project Documents dated as of September __, 1994, as such Assignment of Project Documents may from time to time be further amended, modified, supplemented, restated, or extended".

              (ii) The definition of "Assignment of Rents" is amended by adding at the end thereof, immediately preceding the period, the following language: ", as further amended by that certain First Amendment to Collateral Assignment of Leases, Rents, Profits and Income and Pledge of Accounts dated as of September __, 1994 and effective as of September __, 1994, as such Assignment of Rents may from time to time be further amended, modified, supplemented, restated or extended".

              (iii) The definition of "Environmental Guaranty" is amended by adding at the end thereof, immediately proceeding the period, the following language: ", as reaffirmed by that certain Loan Modification and Extension Agreement dated as of September __, 1994, as such Environmental Guaranty may from time to time be further reaffirmed, amended, modified, supplemented, restated or extended".

              (iv) The definition of "Interest Guaranty" is amended by adding at the end thereof, immediately preceding the period, the following language: ", as reaffirmed by that certain Loan Modification and Extension Agreement dated as of September __, 1994, as amended by that certain First Amendment to Interest Guaranty and Indemnity dated as of September __, 1994, and as such Interest Guaranty may from time to time be further reaffirmed, amended, modified, supplemented, restated or extended".

              (v) The definition of "Loan Documents" is amended by adding at the end thereof, immediately preceding the period, the following language: ", as such Loan Documents may from time to time be amended, modified, supplemented, restated, or extended".

              (vi) The definition of "Note" is amended to read in its entirety as follows:

              Note.  As used herein, "Note" shall mean that certain Promissory
              ----
          Note dated February 27, 1991, made by Borrower to the order of Lender, in the principal amount of One Hundred Twenty-Five Million and No/100 U.S. Dollars (U.S. $125,000,000.00), as amended by that certain Allonge dated September __ , 1994, as such Note may from time to time be further amended, modified, supplemented, restated, or extended.

          (c) Sections 3.03(e)(i) and 3.03(e)(ii) of the Original Loan Agreement are hereby amended to read in their entirety as follows:

              (i) In exercising the Conversion Option, Borrower must designate a single Interest Period that begins on the Conversion Date and expires on the Maturity Date.

              (ii) In exercising the Conversion Option, Borrower must designate as the Portion of Principal to bear interest at the Fixed Rate the entire principal balance of the Loan outstanding at such time.

          (d) Section 7.21 of the Original Loan Agreement is hereby amended by adding the following new paragraph (h) at the end thereof:

              (h) Notwithstanding anything in this Section 7.21 to the contrary, if the Second Amendment to Deed of Trust is not recorded in the Land Records of District of Columbia at Borrower's request, Borrower shall not further mortgage, encumber for debt or pledge the Trust Estate, Revenues or any part thereof or any interest therein (including without limitation, air or development rights) without Lender's express written consent.

      Section 3.02 Amendment of other Loan Documents.
                   ---------------------------------

          (a) On the Effective Date, the original Note shall be amended by Borrower's execution and delivery to Lender of the Allonge in the form of Exhibit "A" hereto and Lender's affixation of the Allonge to the Original Note and thereafter shall be effective and interpreted in accordance with its terms and conditions as so amended.

          (b) On the Effective Date, the Original Deed of Trust, the Assignment of Rents, the Assignment of Project Documents and the Interest Guaranty shall be modified by, respectively, the Modification to Deed of Trust, the Modification to Assignment of Rents, the Modification to Assignment of Project Documents and the First Amendment to Interest Guaranty, by Borrower's, Guarantors' and Lender's execution and delivery of Exhibits "B", "C", "D" and "I" hereto, respectively, and thereafter shall be effective and interpreted in accordance with their respective terms as so modified.

      Section 3.03  Reaffirmation of Certain Documents.  Guarantors hereby
                    ----------------------------------
absolutely, unconditionally and fully reaffirm all of their guarantees, obligations and agreements under the Environmental Guaranty and the Interest Guaranty and Indemnity according to the terms thereof.

      Section 3.04  Ratification of Loan Documents.  Except as expressly
                    ------------------------------
amended, restated, modified, reaffirmed or extended by this Agreement and the other Modification Documents, the Loan Documents shall remain in full force and effect in accordance with their terms. Borrower and Guarantors, as to the Loan Documents to which each is a party, acknowledge and agree that as of the date hereof there exist no offsets, defenses, counterclaims, or abatements to the obligations of Borrower or Guarantors thereunder and all obligations of Lender thereunder have been fully performed.

      Section 3.05  Termination of Completion Guaranty.  Lender hereby confirms
                    ----------------------------------
and acknowledges that the Completion Guaranty, dated as of February 22, 1991, made by Guarantors to Lender has been terminated according to the terms thereunder.

      Section 3.06  Termination of Bid Protest Guaranty.  Lender hereby confirms
                    -----------------------------------
and acknowledges that the Bid Protest Guaranty, dated as of February 22, 1991, made by Guarantors to Lender has been terminated according to the terms thereunder.

                                   ARTICLE IV

                           LENDER'S FIXED RATE OPTION
                           --------------------------

      Section 4.01  Lender's Fixed Rate Option.  Lender shall calculate and
                    --------------------------
notify Borrower on or after the first Business Day of each calendar month (but not later than the tenth (10th) Business Day of such month) of the Weighted Average Rate as of the first day of such calendar month. If the Weighted Average Rate as of the first day of such month is equal to or greater than the Trigger Rate for the calendar year in which such month occurs, Lender shall have the right, on and subject to the terms and conditions set forth in this Article IV ("Lender's conversion Option"), to cause the floating interest rate or rates then in effect pursuant to the terms of the Note on the Portions of Principal comprising the entire then-outstanding principal balance of the Loan to be converted from such floating rate or rates to the Fixed Rate for an Interest Period equal to the remainder of the Loan Term. Lender shall have no liability to Borrower by reason of Lender's failure to calculate or give Borrower notice of the Weighted Average Rate and such failure shall not constitute a default by Lender under the terms of this Agreement or any other

Loan Document. The sole consequence of Lender's failure to calculate or give Borrower notice of the Weighted Average Rate shall be that Lender shall not have the right to exercise Lender's Conversion option in a calendar month in which, by the tenth (10th) Business Day of such month, Lender has not calculated and given Borrower notice of the Weighted Average Rate in effect as of the first day of such month.

      Section 4.02   Exercise of Lender's Conversion Option.
                     --------------------------------------

          (a) If (i) Borrower has not theretofore exercised Borrower's Conversion Option and converted the interest rate or rates on the Loan to the Fixed Rate pursuant to Article III of the Original Loan Agreement as amended by this Agreement, (ii) the Weighted Average Rate as of the first day of the calendar month in which Lender elects to exercise Lender's Conversion Option is equal to or greater than the Trigger Rate for the calendar year in which such month occurs, and (iii) Lender has calculated and given Borrower notice of the Weighted Average Rate not later than the tenth (10th) Business Day of such month, Lender may thereafter exercise Lender's Conversion Option on any Business Day during such month by giving Borrower a Trigger Rate Notice.

          (b) The representatives of Borrower identified on Schedule 3 to this Agreement (i) are each individually authorized to transmit to Lender Borrower's acceptance or rejection of the Fixed Rate obtainable by Lender and offered to Borrower, as hereinafter provided, and (ii) will be available to Lender by telephone from 9:00 a.m. New York time until 3:00 p.m. New York time on each Business Day during the applicable Decision Period (as defined in Section 4.02(c) below). Borrower may change the representatives identified on Schedule 3 to this Agreement by delivering a written notice to Lender identifying one or more representatives of Borrower (and the telephone number of each such representative) for purposes of this Article IV. Borrower may not change the representatives identified on Schedule 3 to this Agreement during a Decision Period.

          (c) A "Decision Period" shall mean a period commencing at 9:00 a.m. New York time on the Business Day next following the date on which the Trigger Rate Notice is given to Borrower and continuing through and including 3:00 p.m. New York time on the fourth (4th) Business Day following the date on which the Trigger Rate Notice is given to Borrower.

          (d) Borrower's right to exercise Borrower's Conversion Option under
Article III of the Loan Agreement shall be suspended from the time Lender gives a Trigger Rate Notice until the expiration of the ensuing Decision Period.

      Section 4.03  Implementation of Interest Rate Management Arrangement.
                    ------------------------------------------------------

          (a) Lender shall, not later than 3:00 p.m. on the fourth (4th) Business Day following the date on which the Trigger Rate Notice is given to Borrower, obtain one or more offers for an Interest Rate Management Arrangement having a term equal to the remaining Loan Term that, subject to Subsection 4.03(d) hereinbelow, will enable Lender to convert the interest rate or rates on the entire principal balance of the Loan outstanding at that time to a fixed rate of interest. Prior to accepting an offer for an Interest Rate Management Arrangement, Lender shall telephonically quote to Borrower the fixed per annum interest rate together with all Funding Costs that will result from effectuating such an Interest Rate Management Arrangement, which rate Borrower shall either accept or reject within three (3) hours following Lender's telephonic quote to Borrower. The fixed rate offered by Lender (i) if made applicable to the Loan prior to February 27, 1998 shall include Lender's spread of seventy one-hundredths of one percent

(0.70%) and shall increase on February 27, 1998 by ten one-hundredths of one percent (0.10%), thus increasing Lender's aggregate spread to eighty one-hundredths of one percent (0.80%) and on February 27, 2001 by an additional twenty one-hundredths of one percent (0.20%), thus increasing Lender's aggregate spread to one percent (1.00%); (ii) if made applicable to the Loan on or after February 27, 1998 but prior to February 27, 2001, shall include Lender's spread of eighty one-hundredths of one percent (0.80%) and shall increase on February 27, 2001 by twenty one-hundredths of one percent (0.20%), thus increasing Lender's aggregate spread to one percent (1.00%); and (iii) if made applicable to the Loan on or after February 27, 2001, shall include Lender's spread of one percent (1.00%).

          (b) If Borrower accepts the fixed rate quoted by Lender, Lender shall use all reasonable efforts to accept and enter into the offered Interest Rate Management Arrangement. If Lender is able to enter into the offered Interest Rate Management Arrangement then, commencing on the second (2nd) Business Day after Lender enters into the offered Interest Rate Management Arrangement (the "Lender Option Conversion Date") (subject to Section 4.03(d) below), the interest rate on the entire principal balance of the Loan outstanding at that time shall, without further notice to or action by Borrower or Lender, bear interest at the fixed rate quoted by Lender for the remainder of the Loan term, which shall include Lender's spread as set forth in Section 4.03(a) hereinabove and shall increase as set forth in Section 4.03(a) hereinabove, which rate shall constitute the Fixed Rate as defined in the Note. If Lender is unable to obtain the fixed rate quote accepted by Borrower pursuant to this Section 4.03(b), Lender shall, until 3:00 p.m. New York time on the final Business Day of the Decision Period, continue to seek an Interest Rate Management Arrangement that will result in a Fixed Rate acceptable to Borrower and obtainable by Lender. If Lender is unable to obtain a Fixed Rate offered by Lender and acceptable to Borrower by 3:00 p.m. New York time on the final Business Day of the Decision Period, Lender shall have the right, in its sole and absolute discretion, either (i) to accept and enter into an Interest Rate Management Arrangement satisfactory to Lender in its sole and absolute discretion in order to convert the interest rate or rates on the entire principal balance of the Loan outstanding at that time to a fixed rate of interest or (ii) not to enter into an Interest Rate Management Arrangement and thereafter, subject to the same terms and conditions hereof, to give another Trigger Rate Notice and, during the ensuing Decision Period, enter into an Interest Rate Management Arrangement in the manner provided herein. If, under clause (i) of the preceding sentence, Lender is able and so elects to enter into an Interest Rate Management Arrangement then, commencing on the Lender option Conversion Date (subject to Section 4.03(d) hereinbelow), the interest rate on the entire principal balance of the Loan outstanding at that time shall, without further notice to or action by Borrower or Lender, bear interest for the remainder of the Loan Term at a fixed per annum rate of interest equal to the fixed rate provided for under the Interest Rate Management Arrangement accepted by Lender plus Lender's spread as set forth in Section 4.03(a) hereinabove and shall increase as set forth in Section 4.03(a) hereinabove, which rate shall constitute the Fixed Rate as defined in the Note.

          (c) If (i) Lender is able to contact Borrower and Borrower fails to accept or reject the fixed rate quoted by Lender pursuant to Section 4.03(a) hereinabove, or (ii) Borrower rejects the fixed rate quoted by Lender pursuant to Section 4.03(a) hereinabove, or (iii) Borrower fails by 5:00 p.m. New York time on the Business Day immediately preceding the last day of the Decision Period to designate one or more individuals authorized to accept an offered fixed rate, or (iv) Lender is unable to contact Borrower to obtain Borrower's election as to a proposed fixed rate, Lender shall not accept an offered Interest Rate Management Arrangement and shall, until 3:00 p.m. New York time on the final Business Day of the Decision Period, continue to seek an Interest Rate Management Arrangement that will result in a Fixed Rate acceptable to Borrower. If Borrower fails to accept a Fixed Rate offered by Lender by 3:00 p.m. New York time on the final Business Day of the Decision Period, Lender shall have the right, in its sole and absolute discretion, either (A) to accept and enter into an Interest Rate Management Arrangement satisfactory to Lender in its sole and absolute discretion in order to convert the interest rate or rates on the entire principal balance of the Loan outstanding at that time to a fixed rate of interest or (B) not to enter into an Interest Rate Management Arrangement and thereafter, subject to the same terms and conditions hereof, to give another Trigger Rate Notice and, during the ensuing Decision Period, enter into an Interest Rate Management Arrangement in the manner provided herein. If, under clause (A) of the preceding sentence, Lender is able and so elects to enter into an Interest Rate Management Arrangement then, commencing on the Lender Option Conversion Date (subject to Section 4.03(d) hereinbelow), the interest rate on the entire principal balance of the Loan outstanding at that time shall, without further notice to or action by Borrower or Lender, bear interest for the remainder of the Loan Term at a fixed per annum rate of interest equal to the fixed rate provided for under the Interest Rate Management Arrangement accepted by Lender plus Lender's spread as set forth in Section 4.03(a) hereinabove and shall increase as set forth in Section 4.03(a), which rate shall constitute the Fixed Rate as defined in the Note.

          (d) Notwithstanding anything to the contrary in this Section 4.03, if, on the Lender option Conversion Date, the applicable interest rate for one or more Portions of Principal will be the Eurodollar Rate pursuant to Section 3 of the Note, Lender shall enter into an Interest Rate Management Arrangement that will become effective
(i) for each such Portion of Principal upon the expiration of the Interest Period associated with the Eurodollar Rate applicable to such Portion of Principal and (ii) for all other Portions of Principal on the Lender Option Conversion Date. In such event, the Fixed Rate shall apply to each such Portion of Principal bearing interest at a Eurodollar Rate upon the expiration of the Interest Period associated with such Eurodollar Rate.

          (e) Borrower shall reimburse Lender for all Funding Costs and other Out-of-Pocket Costs incurred by Lender in connection with Lender's entering into an Interest Rate Management Arrangement under this Article IV.

      Section 4.04  Recalculation of Trigger Rate.
                    -----------------------------

          (a) Borrower and Lender acknowledge that the Trigger Rates set forth on Schedule 1 to this Agreement were calculated using (i) the methodology illustrated on Schedule 2 to this Agreement and (ii) the "Pre-Tax Net Operating Income" of the Trust Estate as calculated and set forth by Leggat McCall & Werner Appraisal and Consulting Co., Inc. ("Leggat McCall") in that certain re-examination dated July 11, 1994 (the "Reappraisal") of earlier appraisals prepared by Leggat McCall of the Trust Estate and Phase I.

          (b) If Lender, in its reasonable discretion, determines at any time during the Loan Term that the Pre-Tax Net Operating Income of the Trust Estate has for any reason decreased since the date on which Trigger Rates were last calculated by more than five percent (5t), Borrower shall, if Lender so requests and at Borrower's sole cost and expense, but subject to Section 4.04(c) hereinbelow, cause Leggat McCall (or another appraisal firm acceptable to

Lender in its reasonable discretion if Leggat McCall is not then in business or is unable or unwilling to perform in a timely manner the work contemplated by this Section 4.04(b)) within thirty (30) days of Lender's request to determine the then-current Pre-Tax Net Operating Income of the Trust Estate using the same methodology used by Leggat McCall to determine Pre-Tax Net Operating Income for purposes of the Reappraisal, provided that in determining the then-current Pre-Tax Net Operating Income of the Trust Estate, Borrower shall cause Leggat McCall (or such other appraisal firm as provided for above) to use only Revenues received under Qualifying Space Leases. Lender shall then recalculate each annual Trigger Rate using (i) the then-current Pre-Tax Net Operating Income as so redetermined and (ii) the methodology set forth on Schedule 2 to this Agreement. Lender shall give Borrower notice of the Trigger Rates as so recalculated by Lender and, from and after the date on which such notice is given, the Trigger Rates shall for all purposes hereunder be deemed amended to be the Trigger Rates as so recalculated.

          (c) If the Pre-Tax Net Operating Income of the Trust Estate has decreased by more than five percent (5%) by reason of Space Tenants that occupy more than five percent (5%) of the rentable space in the Improvements terminating their Space Leases, then Borrower shall not be required to cause the Pre-Tax Net Operating Income of the Trust Estate to be redetermined in accordance with Section 4.04(b) hereinabove until such time as Space Tenants occupy at least ninety-five percent (95%) of the rentable space in the Improvements under Qualifying Space Leases.

          (d) Trigger Rates shall remain in effect until recalculated in accordance with this Section 4.04.

                                   ARTICLE V

                   REPRESENTATIONS, WARRANTIES AND COVENANTS
                   -----------------------------------------

          Each of Zuckerman, Linde, and Borrower makes the representations, warranties and covenants respectively pertaining to himself or itself set forth in Section 5.01 through and including Section 5.19 hereinbelow as of the date hereof and again on and as of the Effective Date, all of which shall survive the execution and delivery of this Agreement.

          Section 5.01  Existence.  Borrower is and at all relevant times was a
                        ---------
limited partnership duly organized, validly existing and in good standing under the laws of the District of Columbia. Borrower has and at all relevant times had the authority, rights and franchises to own its properties, to carry on its business as now conducted, to perform its obligations under the Loan Documents, this Agreement, and the other Modification Documents, to complete the Project in accordance with the Plans, to own and operate the Project as a first-class commercial office building, and has made all filings in each jurisdiction in which the character of its business or nature of its properties makes such filings necessary and where not filing could have a material adverse impact on its business. Borrower conducts no business, directly or indirectly, except for the ownership and operation of the Project and of Phase I, and the ownership of Lot 872.

          Section 5.02  Authorization, Enforceable Obligations.  Each of
                        --------------------------------------
Guarantors and Borrower has the authority and legal right to execute, deliver and perform this Agreement and the Modification Documents to which he or it is a party and Borrower has taken all necessary partnership action to authorize the execution, delivery and performance of this Agreement and the Modification Documents to which it is a party. No consent, license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with any court, Governmental Authority, or third party which has not been obtained is required for the execution, delivery, and performance by Borrower or Guarantors of this Agreement or the Modification Documents to which he or it is a party. This Agreement has been (and, on the Effective Date, each of the Modification Documents will have been) executed and delivered by each of Borrower and Guarantors if a party thereto and constitutes (and, on the Effective Date, each of this Agreement and the Modification Documents will constitute) the legal, valid and binding obligation of each of Borrower and Guarantors if a party thereto, enforceable against such persons and entities in accordance with its terms.

          Section 5.03  Conflicting Agreements.  Neither the execution nor
                        ----------------------
delivery of any of this Agreement or the Modification Documents nor the fulfillment of or compliance with the terms and provisions hereof or thereof or of the Loan Documents, nor the consummation of the transactions contemplated
                               ------------
hereby or by any of the other documents referred to herein, will conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, or result in any violation of, or result in the creation of any Lien (other than the lien of the Loan Documents and the Modification Documents) upon any of the properties or assets of either of Borrower or Guarantors pursuant to its partnership agreement, any other contract, any award of any arbitrator or any agreement, (including any agreement with Borrower's partners and also including Project Documents), instrument, order, judgment, decree, statute, law, ordinance, franchise, certificate, permit, rule, regulation or the like to which any of Borrower or Guarantors is subject, or to or by which their or its properties or their or its assets or the Trust Estate are bound or affected.

     Section 5.04  Organizational Documents.  Borrower has furnished Lender
                   ------------------------
with true, correct, and complete copies of the following documents:
           (a) with respect to Independence Square, Inc., sole Managing General Partner of the sole General Partner of Borrower:

                 (i) The certificate of incorporation of such corporation and all amendments thereof, certified by the Secretary of State of the state of such corporation's incorporation, together with a certificate of said Secretary of State to the effect that the corporation is in good standing therein;

                 (ii) A certificate from the Secretary of State or comparable official of the jurisdiction in which the Premises are located (if other than such corporation's state of incorporation) to the effect that the corporation is in good standing and qualified to do business therein;

                 (iii) Bylaws certified to Lender by the secretary of the corporation; and

                 (iv) A certificate of the secretary of the corporation certifying (A) resolutions of the shareholders and directors of the corporation authorizing the consummation of the transactions contemplated by the Modification Documents to which such corporation is a party or a signatory and the execution, delivery, and performance of each of the Modification Documents to which such corporation is a party or a signatory and (B) the incumbency and signature of each of the officers of the corporation to execute any Modification Documents; and

           (b) With respect to Boston Southwest Associates Limited Partnership, sole General Partner of Borrower:

                        (i) A true, correct and complete copy of its partnership agreement, together with all amendments thereto, as currently in effect, certified by a Person satisfactory to Lender in its sole discretion.

                        (ii) All certificates filed or required to be filed by the partnership in the jurisdiction of its formation and the jurisdiction where the Premises are located in order for it to do business in those jurisdictions; and

                        (iii) Such evidence as may be available from the Secretary of State or comparable official of the jurisdiction of the partnership's formation to the effect that the partnership continues to exist and is in good standing.

          Section 5.05  No Material Litigation.  No litigation, investigation or
                        ----------------------
administrative proceeding of or before any court, arbitrator, or Governmental Authority is pending, or has been threatened in writing by potential claimants or their counsel, against any of Borrower or Guarantors or any of their assets or that would, if adversely determined, be likely to have a material adverse effect on (a) Borrower's or either Guarantor's ability to perform its or his obligations under this Agreement, the other Loan Documents, or the Modification Documents; (b) the validity or enforceability of this Agreement, the other Loan Documents, or the Modification Documents; or (c) Lender's security under this Agreement, any other Loan Document, or the Modification Documents. No notice has been received by Borrower of any proceeding to condemn, purchase, or otherwise acquire the Trust Estate or any part thereof or interest therein, and, to the best of Borrower's knowledge, no such proceeding has been threatened by a duly authorized official of a Governmental Authority acting in his official capacity.

          Section 5.06  Compliance with Applicable Laws.  Each of Borrower,
                        -------------------------------
Guarantors, the Project, and the Trust Estate is in compliance with the requirements of all Laws, the failure to comply with which would materially and adversely affect Borrower's or either Guarantor's ability to perform its or his obligations under this Agreement, any of the other Loan Documents, or the Modification Documents, and no written notice of non-compliance with any of the foregoing has been received by Borrower or either Guarantor from any Governmental Authority. No consent, approval or authorization, or registration, declaration or filing with any Governmental Authority or any other Person is required for the valid execution, delivery and performance by Borrower and Guarantors of this Agreement, the other Loan Documents, or the Modification Documents, or the carrying out of the transactions contemplated of hereby or thereby.

          Section 5.07  Information Delivered.  All facts, studies, reports,
                        ---------------------
loan applications, financial statements, operating cost histories, and all other documents and data, financial or otherwise, respecting Borrower and Guarantors, or contracts, permits, licenses, or other matters affecting any part of the Trust Estate or the operation thereof which have been furnished to Lender or Lender's counsel by Borrower or Borrower's counsel or Guarantors or Guarantors' counsel were, to the best of Borrower's and Guarantors' knowledge, true, correct, and complete in all material respects when made or delivered to Lender, or, if copies thereof have been so furnished, such copies are, to the best of Borrower's and each Guarantor's knowledge, true, correct and complete in all material respects, and neither Borrower nor any and Guarantor has failed to disclose any data or documents necessary to make the foregoing true, accurate, complete in all material respects and not materially misleading.

          Section 5.08  True Statement.  Neither this Agreement, any other Loan
                        --------------
Document, the Modification Documents nor any other document delivered to Lender in connection with the Loan contains, or will contain when made, any untrue statement of a material fact by Borrower or Guarantors and by this reference all representations and warranties made in any of the Loan Documents and the Modification Documents are hereby made a part of this Agreement to the same extent as if fully set forth herein.

          Section 5.09  No Event of Default.  There exists no Event of Default
                        -------------------
under any of the Loan Documents nor any fact or circumstance which, with the passage of time, giving of notice or action by third parties could become an Event of Default under any of the Loan Documents or the Modification Documents.

          Section 5.10  Space Leases.  Set forth on Exhibit "H" hereto is a
                        ------------
true, correct, and complete list of all Space Leases now in effect with respect to the Trust Estate. Except for such Space Leases and the Permitted Exceptions, there are no leases, licenses, tenancy agreements, contracts, or understandings, oral or written, pursuant to which any person or entity has or claims any right to use or occupy any portion of the Trust Estate. Except as set forth on such Exhibit "H", there are no amendments, modifications, supplements, or understandings, oral or written, which affect any of the Space Leases. All other information set forth on Exhibit "H" with respect to the Space Leases is true and correct in all material respects. Other than as set forth on Schedule 4, no notice of default has been given by any party to any Space Lease which default remains uncured, there are no material defaults under the provisions of any of the Space Leases, and all conditions to the effectiveness and continuing effectiveness of each Space Lease required to be satisfied as of the date hereof have been satisfied.

          Section 5.11  Financial Statements of Borrower.  Borrower has
                        --------------------------------
furnished to Lender the financial statements of Borrower for its fiscal year ended December 31, 1993, consisting of balance sheets and statements of income and retained earnings and changes in financial position for the years then ended, certified by the chief financial officer of Borrower's general partner as being true, complete, and correct; the foregoing financial statements are true and correct and contain no material misstatement or omission, and fairly present financial position, assets, and liabilities of Borrower as of the respective dates thereof and the results of its operations for the respective periods then ended; since the respective dates of the foregoing financial statements, there has been no material adverse change in the assets, liabilities, financial position, or results of operations of Borrower; and Borrower has not incurred any obligation or liability which would materially and adversely affect its business operations or its interest in the Trust Estate.

          Section 5.12  Financial Statements of Guarantors.  Borrower has
                        ----------------------------------
furnished or caused to be furnished to Lender the financial statements of each Guarantor for the fiscal year ending December 31, 1993, certified by the respective Guarantor (a) as being true, complete, and correct; (b) containing no material misstatement or omission, and fairly presenting the financial position, assets, and liabilities of Guarantor as of the date thereof; (c) since the date of the foregoing financial statements, there has been no material adverse change in the assets, liabilities, or financial position of Guarantor; and (d) Guarantor not having incurred any obligation or liability which would materially and adversely affect his financial position.

          Section 5.13  Taxes and Other Assessments.  Each of Borrower and
                        ---------------------------
Guarantors has filed all federal, state, and local tax returns and other reports required by all laws to have been filed prior to the date hereof; has paid or caused to be paid all taxes, assessments, and other governmental charges that are due and payable prior to the date hereof; and has made adequate provision for the payment of such taxes, assessments, or other charges accruing but not yet payable. Neither Borrower nor any of Guarantors has knowledge of any deficiency or additional assessment in a materially important amount in connection with any taxes, assessments, or charges not provided for on its respective books.

          Section 5.14  No Liens.  To the best of Borrower's knowledge, there
                        --------
are no liens or other impositions against the Trust Estate or any part thereof except as may be included among the Permitted Exceptions. To the best of Borrower's knowledge, there do not exist any unpaid conditional sales contracts, chattel mortgages, security agreements, or financing statements in respect of the Trust Estate, or any part thereof, except such as may be included among the Permitted Exceptions. Without limiting the foregoing, the Trust Estate is, to the best of Borrower's knowledge, free from due and unpaid water charges, sewer rents, taxes, assessments, and other similar liens and/or impositions, mechanics' and materialmen's liens (choate, or inchoate), and any other Liens (other than liens arising with respect to non-delinquent property taxes) whether or not disclosed in the Title Policies.

          Section 5.15  Trust Estate.  There has occurred no material damage to
                        ------------
any part of the Trust Estate. No part of the Trust Estate has been taken in condemnation or other like proceedings. Borrower has received no notice of any
(i) proceedings in eminent domain or any similar proceeding or transaction with respect to any part of the Trust Estate; or (ii) material change in the zoning of the Land or the use thereof as permitted by law and, to the best of Borrower's knowledge, no such proceeding or change has been threatened by a duly authorized official of a Governmental Authority acting in his official capacity.

          Section 5.16  No Bankruptcy.  As of the date hereof, there is no (a)
                        -------------
filing by or against Borrower or any of Guarantors of a voluntary or involuntary case or petition in bankruptcy, insolvency, or reorganization under the Federal Bankruptcy Code as now or hereafter constituted or under any other laws of similar nature, which bankruptcy, insolvency, or reorganization in the case of an involuntary filing has not been dismissed; (b) appointment of a receiver or trustee for Borrower, any of the foregoing persons or entities, or the Trust Estate, or any part thereof; (c) making by Borrower or any of the foregoing persons or entities of an assignment for the benefit of creditors; or (d) any similar act or occurrence.

          Section 5.17  Absence of Transfer.  Since the date of the original
                        -------------------
funding of the Loan, there has not been any Transfer and there is not now in existence any contract providing for or contemplating a Transfer.

          Section 5.18  Certificates.  Borrower has delivered to Lender all such
                        ------------
permits, licenses, variances, approvals, consents, and other certificates or documents with respect to the Trust Estate (collectively, the "Certificates") as have been issued as of the date hereof by all relevant governmental authorities of competent jurisdiction which to the best of Borrower's knowledge are necessary to evidence the legal right and ability of Borrower to operate the Trust Estate as it currently is operated. Borrower will deliver to Lender copies of all other necessary Certificates as they are subsequently obtained.

          Section 5.19  Representations and warranties Loan Documents.  On the
                        ---------------------------------------------
Effective Date, Borrower shall be deemed to represent and warrant to Lender that all representations and warranties made by Borrower which are set forth in the Original Loan Agreement, the Original

Deed of Trust and in the other Loan Documents are true, correct, and complete in all material respects as of and as if made on the Effective Date, subject only to the following qualifications:

                (a) The representations and warranties that are remade pursuant to this Section 5.19 shall take into account the amendments to the Loan Documents effected on the Effective Date by this Agreement and the Modification Documents.

                (b) The representations and warranties made in Sections 6.01, 6.05, 6.13, and 6.18 of the Original Loan Agreement shall not be deemed to be remade as of the Effective Date; instead the representations and warranties set forth in Sections 5.01 and 5.05 of this Agreement are substituted -therefor and are represented and warranted by Borrower as true and correct on the Effective Date.

          Section 5.20  Event of Default.  It shall constitute an Event of
                        ----------------
Default under the Loan Agreement (as in effect after giving application to the changes set forth in this Agreement) and other Loan Documents if any representation or warranty set forth in, made, or remade pursuant to this
Article V shall prove to have been untrue, incorrect, incomplete, or misleading in any material respect when made or remade.

                                  ARTICLE VI

                                EFFECTIVE DATE
                                --------------

          Section 6.01  Effective Date.  The "Effective Date", as used in this
                        --------------
Agreement, shall be that date on which all of the conditions precedent set forth in this Section 6.01 have been satisfied or, in Lender's absolute discretion, waived by Lender. Upon the satisfaction of all of the conditions precedent set forth in this Section 6.01 or the waiver thereof by Lender, in

Lender's absolute discretion, Borrower and Lender shall execute the certificate attached hereto as Exhibit "I" confirming the Effective Date.

                (a) Lender shall have received a payment from Borrower of (i) the modification fee due upon the Effective Date in the amount of Three Hundred and Seventy-Five Thousand and No/100 Dollars ($375,000.00) and (ii) Lender's Out-of-Pocket Costs.

                (b) There shall exist no Event of Default under any of the Loan Documents nor any fact or circumstance which, with the passage of time, giving of notice or action by third parties could become an Event of Default under any of the Loan Documents and Lender shall have received a certificate executed and delivered by Borrower and Guarantors, in form and substance satisfactory to Lender, confirming such fact.

                (c) All representations and warranties set forth in this Agreement, the Modification Documents and the other Loan Documents, as amended and remade in accordance with the terms of this Agreement, shall be true, correct, and complete in all material respects as if remade on and as of the Effective Date and Lender shall have received a certificate executed and delivered by Borrower and Guarantors, in form and substance satisfactory to Lender, confirming such fact.

                (d) All covenants to be performed by Borrower and Guarantors on or before the Effective Date shall have been performed and Lender shall have received a certificate executed and delivered by Borrower and Guarantors in form and substance satisfactory to Lender, confirming such fact.

                (e) The Modification Documents shall have been duly executed and delivered by all parties thereto and shall be binding and enforceable upon the parties thereto in accordance with their terms. Those of the Modification Documents to be recorded or filed shall have been successfully recorded or filed, as appropriate; provided, however, that failure to record the Second Amendment to Deed of Trust shall not be deemed to prevent the occurrence of the Effective Date.

                (f) Lender shall have received and approved such endorsement or endorsements to the Title Policies (and all outstanding reinsurance agreements) as Lender may deem necessary or appropriate to insure that as of the Effective Date, the Original Deed of Trust as amended by the Modification to Deed of Trust will be a valid first lien securing the full amount of the Loan, on a good and indefeasible title to the Trust Estate, vested in Borrower, free and clear of all encumbrances (including without limitation choate and inchoate mechanics' and materialmen's liens, whether or not filed) except the Permitted Exceptions (and that all reinsurance agreements remain in effect with respect to the Title Policies as so endorsed).

                (g) Lender shall have received such opinions from counsel to Borrower and Guarantors, in form and substance reasonably satisfactory to Lender, as Lender may in its discretion require in respect of the Modification Documents, this Agreement, the other Loan Documents, and any other documents, including, without limitation, that the consummation of the transactions contemplated by the Modification Documents and this Agreement, will not violate any law, statute, rule, regulation or order of any court or Governmental Authority applicable to any of Borrower or Guarantors or to which any of the property of any of such Persons may be subject.

                (h) There shall have been delivered to Lender with respect to each general Partner of Borrower and each general Partner of a general Partner of Borrower those organizational documents required to be delivered pursuant to
Section 5.04 hereof.

                (i) Lender shall have received evidence satisfactory to Lender that there are no conditional sales contracts, chattel mortgages, leases of personalty, financing statements, or title retention agreements which affect the Premises.

                (j) Lender shall have received and approved all financial information reasonably requested by Lender concerning Borrower and Guarantors.

                (k) All instruments and agreements in connection with the transactions contemplated by this Agreement and the Modification Documents shall be satisfactory in form and substance to Lender in its sole but reasonable discretion.

          Section 6.02  Termination.  If the Effective Date has not occurred by
                        -----------
October 31, 1994, or if, prior to such date an Event of Default shall occur, then, in its absolute discretion, Lender may terminate this Agreement, in which case (i) this Agreement shall, except where otherwise expressly provided, be null, void, and of no further force or effect and (ii) all original Loan Documents shall remain in effect in accordance with their terms.

                                  ARTICLE VII

                                 MISCELLANEOUS
                                 -------------

          Section 7.01  Entire Agreement; Exhibits and Schedules.  This
                        ----------------------------------------
Agreement, taken together with all of the other Loan Documents (as modified by this Agreement), the Modification Documents and other documents delivered by Borrower and Guarantors embodies the entire agreement with respect to the subject matter hereof, and supersedes or incorporates all prior negotiations or agreements written and oral. The Exhibits and Schedules attached to this Agreement are incorporated herein by this reference and made a material part hereof unless otherwise stated herein.

          Section 7.02  Counterparts.  This Agreement may be executed in any
                        ------------
number of counterparts with the same effect as if the parties hereto had signed the same document. All such counterparts shall constitute one instrument.

          Section 7.03  Governing Law.  This Agreement shall be governed by, and
                        -------------
construed in accordance with, the laws of the District of Columbia.

          Section 7.04  Severability.  If any of the terms and provisions
                        ------------
specified herein is held by a court of law to be in violation of any applicable local, state or federal ordinance, statute, law, administrative or judicial decision, or public policy, and if such court should declare such term or provision to be illegal, invalid, unlawful, void, voidable, or unenforceable as written, then such provision shall be given full force and effect to the fullest possible extent that it is legal, valid and enforceable, and the remainder of the terms and provisions herein shall be construed as if such illegal, invalid, unlawful, void, voidable or unenforceable term or provision was not contained therein.

          Section 7.05  Successors and Assigns.  All covenants and agreements
                        ----------------------
herein shall bind the respective successors and assigns of the parties hereto (but this provision is not intended nor shall it be construed to permit Borrower or any of Guarantors to transfer or assign its or their rights and obligations hereunder or under the Loan Documents except as permitted by the provisions of the Loan Documents), whether so expressed or not, and all such covenants shall inure to the benefit of such respective nominees, successors and assigns, whether so expressed or not.

          Section 7.06  Time of the Essence.  Time is of the essence with regard
                        -------------------
to the performance of the terms and provisions of this Agreement.

          Section 7.07  Headings.  The titles and headings of Articles and
                        --------
Sections of this Agreement are intended for convenience only, and shall not in any way affect the meaning or construction of any provision of this Agreement.

          Section 7.08  Notices.  Any notice, request, demand, instruction or
                        -------
other communication given in connection with this Agreement shall be in writing and shall be given in the manner provided in the Loan Agreement at the addresses set forth in the Loan Agreement.

          Section 7.09  Survival.  The terms, covenants, representations, and
                        --------
warranties in this Agreement shall survive the consummation of the transactions contemplated hereby.

          IN WITNESS WHEREOF, the undersigned have executed this Loan Modification and Extension Agreement as of the day and year first written above.

                                     SOUTHWEST MARKET LIMITED
                                     PARTNERSHIP, a District of Columbia
                                     limited partnership

                                     By: Boston Southwest Associates Limited
                                         Partnership, a Massachusetts limited
                                         partnership, General Partner

ATTEST:                                  By: Independence Square, Inc., a
                                             Delaware corporation, its
                                             Managing General Partner


                                         By:
-----------------------------------         ------------------------------------
Name:                                    Name:
                                         Title:

WITNESS:


------------------------------------    ----------------------------------------
Name:                                   MORTIMER B. ZUCKERMAN (signing solely
                                        to evidence those obligations and
                                        agreements of Guarantor set forth
                                        herein)


WITNESS:



------------------------------------    ----------------------------------------
Name:                                   EDWARD H. LINDE (signing solely to
                                        evidence those obligations and
                                        agreements of Guarantor set forth
                                        herein)


ATTEST: THE SUMITOMO BANK, LIMITED, a Japanese banking institution, acting through its NEW YORK BRANCH



                                        By:
------------------------------------       -------------------------------------
Name:                                      Robert A. Rabbino, Jr.
                                           Joint General Manager

                                  EXHIBIT "A"

                                    ALLONGE

          THIS ALLONGE ("Allonge") made as of the _____ day of September, 1994 by and between THE SUMITOMO BANK, LIMITED, a Japanese banking institution acting through its NEW YORK BRANCH ("Lender") and SOUTHWEST MARKET LIMITED PARTNERSHIP, a limited partnership organized and existing under the laws of the District of Columbia ("Borrower");

                                  WITNESSETH:

          WHEREAS, Borrower and Lender are the parties to that certain Construction Loan Agreement dated as of February 22, 1991, pursuant to which Lender advanced to Borrower the aggregate principal amount of One Hundred Twenty-Five Million and No/100 Dollars ($125,000,000); and

          WHEREAS, the advances made by Lender to Borrower under the Construction Loan Agreement identified above and Borrower's obligation to repay same with interest are evidenced by that certain Promissory Note made by Borrower as of February 27, 1991 to the order of Lender in the original principal amount of up to One Hundred Twenty-Five Million and No/100 Dollars ($125,000,000.00) (the "Note"); and

          WHEREAS, Borrower's obligations under the Construction Loan Agreement and Promissory Note identified above and under the other "Loan Documents" as defined in the Construction Loan Agreement are secured by, among other things, that certain Construction Loan Deed of Trust and Security Agreement made by Borrower as of February 22, 1991 and effective as of February 27, 1991 to Gerald
R. Perras and Stuart S. Levin for the benefit of Lender; and

          WHEREAS, Borrower, Mortimer B. Zuckerman, Edward H. Linde, and Lender have entered into that certain Loan Modification and Extension Agreement dated as of September __, 1994 (the "Extension Agreement"), pursuant to which Borrower and Lender have agreed, among other things, to execute and deliver this Allonge in order to modify certain terms of the Note in the manner set forth below.

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in accordance with the terms of the Extension Agreement, Borrower and Lender hereby agree as follows:

          1.  Definitions.  Capitalized terms used but not defined herein shall
              -----------
have the meanings given to such terms in the Construction Loan Agreement identified above, as amended, modified, and supplemented by the Extension Agreement, and as hereafter amended, modified, supplemented or restated (the Construction Loan Agreement, together with all amendments, modifications, supplements and restatements thereto and thereof being hereinafter referred to as the "Loan Agreement").

     2.  Incorporation of Allonge.  This Allonge shall be appended to and
         ------------------------
incorporated into and shall be a part of the Note.

     3.  Amendment of Note.  The Note shall be and hereby is amended as follows:
         -----------------

         a.   Deed of Trust.  In Section 1 of the Note, the definition of Deed
              -------------
of Trust is hereby amended to read in its entirety as follows:

              "Deed of Trust" shall mean that certain Construction Loan Deed of
               -------------
     Trust and Security Agreement with an effective date of February 27, 1991 between Borrower and Lender, as amended by that certain First Amendment to Construction Loan Deed of Trust and Security Agreement dated as of September 9, 1994 and effective as of September 21, 1994, by and among Lender, Borrower and others, securing this Note and encumbering certain property located in the District of Columbia, as more particularly described therein, as such Deed of Trust may from time to time be amended, modified, supplemented or restated.

         b.   Eurodollar Rate. In Section 1 of the Note, the definition of
              ---------------
Eurodollar Rate is hereby amended to read in its entirety as follows:

              "Eurodollar Rate" shall mean (a) for the period commencing on and
               ---------------
     including September __, 1994 and continuing through but not including February 27, 1998, LIBOR plus seventy one-hundredths of one percent (0.70%), (b) for the period commencing on and including February 27, 1998 and continuing through but not including February 27, 2001, LIBOR plus eighty one-hundredths of one percent (0.80%), and (c) for the period commencing on and including February 27, 2001 and continuing through but not including February 27, 2003, LIBOR plus one percent (1.00%).

         c.   Fixed Rate. In Section 1 of the Note, the definition of Fixed
              ----------
Rate is hereby amended to read in its entirety as follows:

              "Fixed Rate" shall mean the fixed per annum rate of interest made
               ----------
         applicable to the Loan pursuant to Article III of the Loan Agreement or
         Article IV of the Extension Agreement, which rate (a) if made applicable to the Loan prior to February 27, 1998 shall include Lender's spread of seventy one-hundredths of one percent (0.70%) and shall increase on February 27, 1998 by ten one-hundredths of one percent (0.01%), thus increasing Lender's aggregate spread to eighty one-hundredths of one percent (0.80%) and on February 27, 2001 by an additional twenty one-hundredths of one percent (0.20%), thus increasing Lender's aggregate spread to one percent (l.0%); (b) if made applicable to the Loan on or after February 27, 1998 but prior to February 27, 2001, shall include Lender's spread of eighty one-hundredths of one percent (0.80%) and shall increase on February 27, 2001 by twenty one-hundredths of one percent (0.20%), thus increasing Lender's aggregate spread to one percent (1.00%); and (c) if made applicable to the Loan on or after February 27, 2001, shall include Lender's spread of one percent (1.00%).

              d.   Funding Costs. In Section 1 of the Note, the definition of
                   -------------
Funding Costs is hereby amended by adding after each instance in such definition of the term "Loan Agreement" the following language:

         or the Loan Extension and Modification Agreement dated September __, 1994 by and between Lender and Borrower

              e.   Loan Agreement. In Section 1 of the Note, the definition of
                   --------------
Loan Agreement is hereby amended to read in its entirety as follows:

                   "Loan Agreement" shall mean that certain Construction Loan
                    --------------
         Agreement, dated as of February 22, 1991, between Borrower and Lender, as amended by that certain Loan Modification and Extension Agreement, dated as of September __, 1994, by and among Borrower, Mortimer B. Zuckerman, Edward H. Linde, and Lender, as such Loan Agreement may from time to time be further amended, modified, supplemented or restated.

              f.   Maturity Date. In Section 1 of the Note, the definition of
                   -------------
Maturity Date is hereby amended to read in its entirety as follows:

                   "Maturity Date" shall mean February 27, 2003 or, if such date
                    -------------
         is not a Business Day, the first Business Day immediately following February 27, 2003.

              g.   Prime Rate. In Section 1 of the Note, the first sentence of
                   ----------
the definition of Prime Rate is hereby amended to read in its entirety as follows :

                   "Prime Rate" shall mean the floating commercial loan interest
                    ----------
         rate of Citibank, N.A., publicly announced from time to time as its "Prime Rate"; except that during the last two (2) weeks of every calendar quarter ("Two-Week Period") the Prime Rate shall mean the sum of (a) LIBOR for an Interest Period equal to and coincident with such Two-Week Period plus (b)(i) during the period commencing on and including September __, 1994 and continuing through but not including February 27, 1998, seventy one-hundredths of one percent (0.70%), (ii) during the period commencing on and including February 27, 1998 and continuing through but not including February 27, 2001, eighty one-hundredths of one percent (0.80%), and (c) during the period commencing on and including February 27, 2001 and continuing through but not including February 27, 2003, one percent (1.00%).

              h.   Modification of Section 3(b).
                   ----------------------------

                   (i) The fourth sentence of Section 3(b) of the Note is hereby amended to read in its entirety as follows:

         The Fixed Rate may not be designated for any Portion of Principal that does not consist of the entire outstanding principal balance of the Loan or for an Interest Period that ends on any day other than the Maturity Date.

                   (ii) The following language is hereby added at the end of
     Section 3(b) of the Note:

         Notwithstanding anything contained in this Section 3(b) to the contrary, for that Portion of Principal equal to the amount of the quarterly principal payment next due in accordance with Section 6(a) of this Note, Borrower shall not be entitled to elect an Interest Period for the Eurodollar Rate, if applicable, which would extend beyond the applicable principal payment date.

         i.        Modification to Section 3(d). Section 3(d) of the Note is
                   ----------------------------
hereby amended by deleting "(i)" in the first line thereof and deleting the second and third sentences thereof.

         j.        Amortization. At the end of Section 6(a) of the Note, the
                   ------------
following language is hereby added:

     Anything in the preceding sentence to the contrary notwithstanding, Borrower shall, regardless of the interest rate or rates then in effect under this Note, on each December __, March __, June __, and September 26, prior to the Maturity Date (or the next preceding Business Day, if any of such dates is not a Business Day), pay to Lender for application to the outstanding principal balance of this Note (a) Two Hundred Eighty-One Thousand and Two Hundred Fifty Dollars ($281,250) commencing with December __, 1994 and continuing through and including December __, 1997, and (b) Three Hundred Seventy-Five Thousand Dollars ($375,000) commencing on March __, 1998 and continuing through and including December __, 2002. Each such prepayment shall be deemed to be a voluntary prepayment for all purposes under this Section 6 and the other provisions of this Note and the other Loan Documents.

         k.        Modification of Section 6(b). Clause (A) of Section 6(b) is
                   ----------------------------
hereby amended to read in its entirety as follows:

     (A) the Fixed Rate less (1) during the period from and including September __, 1994 to but not including February 27, 1998, seventy one-hundredths percent (0.70%); (2) during the period from and including February 27, 1998 to but not including February 27, 2001, eighty one-hundredths percent (0.80%); and (3) during the period from and including February 27, 2001 to but not including the Maturity Date, one percent (1.00%) over

              l.   Late Charge. The words "or any quarterly payment of principal
                   -----------
to be made under Section 6(a) hereinabove" are hereby added in the first sentence of Section 25 after the words "provided for herein" and before the words "shall not be paid when due".

          4.  Reaffirmation of Note. Except as expressly amended by this
              ---------------------
Allonge, the Note remains in full force and effect in accordance with its terms. Borrower acknowledges and agrees that as of the date hereof there exist no offsets, defenses, counterclaims or abatements to the obligations of Borrower under the Note.

          5.  Counterparts. This Allonge may be executed in counterparts, each
              ------------
of which shall be deemed an original, but all of which taken together constitute one and the same document.

          IN WITNESS WHEREOF, the parties hereto have caused this Allonge to be duly executed, delivered and affixed to that certain Promissory Note made by Borrower as of February 27, 1991 to the order of Lender in the original principal amount of up to One Hundred Twenty-Five Million and No/100 Dollars ($125,000,000.00), all as of the day and year first above written.

ATTEST:                                   THE SUMITOMO BANK, LIMITED,
                                          NEW YORK BRANCH, Lender


                                          By:
-------------------------------------        -----------------------------------
Title:                                       Robert A. Rabbino, Jr.
                                             Joint General Manager


                                          SOUTHWEST MARKET LIMITED
                                          PARTNERSHIP, a District of Columbia
                                          limited partnership, Borrower

                                          By: Boston Southwest Associates
                                              Limited Partnership, a
                                              Massachusetts limited partnership,
                                              General Partner

ATTEST:                                       By: Independence Square, Inc., a
                                                  Delaware corporation, its
                                                  managing General Partner


                                              By:
-------------------------------------            -------------------------------
Title:                                        Name:
                                              Title:

                                  EXHIBIT "B"



AFTER RECORDING RETURN TO:
Commercial Settlements, Inc.
1413 K Street, N.W.
Washington, D.C.  20005
Attn:  Leonard W. Harrington, Jr.

FOR DELIVERY TO:
Gibson, Dunn & Crutcher
1050 Connecticut Avenue, N.W.
Suite 900
Washington, D.C.  20036
Attn:  Michael A. Barrett, Esq.


                 SECOND AMENDMENT TO CONSTRUCTION LOAN DEED OF

                                     TRUST

                             AND SECURITY AGREEMENT


          THIS SECOND AMENDMENT TO CONSTRUCTION LOAN DEED OF TRUST AND SECURITY AGREEMENT (this "Second Amendment to Deed of Trust") is made as of the _____ day of September, 1994, and effective as of the _____ day of __________, 1994, by and among SOUTHWEST MARKET LIMITED PARTNERSHIP, a District of Columbia limited partnership ("Trustor"), THE SUMITOMO BANK, LIMITED, a Japanese banking institution acting through its NEW YORK BRANCH ("Beneficiary"), and GERALD R. PERRAS and STUART S. LEVIN, Trustees, either of whom may act (collectively, "Trustee");

                                 W I T N E S S E T H:
                                 -------------------

          WHEREAS, Beneficiary and Trustor are the parties to that certain Construction Loan Agreement dated as of February 22, 1991, by and between Trustor and Beneficiary (the "Original Loan Agreement"); and

          WHEREAS, Trustor is justly indebted to Beneficiary in the principal sum of ONE HUNDRED TWENTY-FIVE MILLION AND N0/100 UNITED STATES DOLLARS (U.S. $125,000,000), such amount having been advanced by Beneficiary to Trustor pursuant to the Original Loan Agreement and being evidenced by that certain Promissory Note (the "Original Note"), dated February 27, 1991, in the principal amount of One Hundred Twenty-Five Million and No/100 Dollars ($125,000,000); and

          WHEREAS, the Original Note is secured by that certain Construction Loan Deed of Trust and Security Agreement (the "Initial Deed of Trust"), by and among Trustor, Beneficiary and Trustee, dated as of February 22, 1991 and effective as of February 27, 1991, which was recorded in the Land Records of the District of Columbia on February 27, 1991 as Instrument No. 10516; and

          WHEREAS, the Initial Deed of Trust was amended by that certain First Amendment to Construction Loan Deed of Trust and Security Agreement (the "First Amendment to Deed of Trust"), by and among Trustor, Beneficiary and Trustee, dated as of September 9, 1994 and effective as of September 21, 1994, which was recorded in the Land Records of the District of Columbia on September 21, 1994 as Instrument No. 76268 (the Initial Deed of Trust as amended by the First Amendment to Deed of Trust shall hereinafter be referred to as the "Original Deed of Trust"); and

          WHEREAS, Beneficiary and Trustor have agreed to amend the Original Loan Agreement, the Original Note and the Original Deed of Trust pursuant to that certain Loan Modification and Extension Agreement, dated as of September __, 1994 (the "Modification Agreement"), by and among Trustor, Beneficiary, and Mortimer B. Zuckerman and Edward H. Linde (collectively "Guarantors"); and

          WHEREAS, Beneficiary and Trustor desire with this document to amend and modify the Original Deed of Trust in accordance with the Modification Agreement; and

          WHEREAS, capitalized terms used but not defined herein shall have the meanings given them in the original Deed of Trust;

          NOW, THEREFORE, for good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, Trustor hereby covenants and agrees with Beneficiary as follows:

          Section 1.  General Definitions.  The following terms defined in the
                      -------------------
Original Deed of Trust are hereby redefined as follows:

               (a) Assignment of Project Documents. Throughout the Original Deed
                   -------------------------------
of Trust, the term "Assignment of Project Documents" shall be deemed to refer to that certain Collateral Assignment of Project Documents, dated as of February 27, 1991, by and between Trustor as assignor and Beneficiary as assignee, as amended by that certain First Modification to Collateral Assignment of Project Documents, of even date herewith, as such Assignment of Project Documents from time to time may be further amended, modified, supplemented, restated or extended.

          (b) Assignment of Rents.  Throughout the Original Deed of Trust, the
              -------------------
term "Assignment of Rents" shall be deemed to refer to that certain Collateral Assignment of Leases, Rents, Profits and Income and Pledge of Accounts, dated as of February 22, 1991 and effective as of February 27, 1991, by and between Trustor as assignor and Beneficiary as assignee, recorded in the Land Records of the District of Columbia on February 27, 1991 as Instrument No. 10517, as amended by that certain First Amendment to Collateral Assignment of Leases, Rents, Profits and Income and Pledge of Accounts, bearing date of September __, 1994 and effective as of September __, 1994, as such Assignment of Rents from time to time may be further amended, modified, supplemented, restated or extended.

          (c) Environmental Guaranty.  Throughout the Original Deed of Trust,
              ----------------------
the term "Environmental Guaranty" shall be deemed to mean the Environmental Guaranty from Guarantors to Beneficiary, dated February 22, 1991, as reaffirmed by the Modification Agreement, as such Environmental Guaranty may from time to time be further reaffirmed, amended, modified, supplemented, restated or extended.

          (d) Interest Guaranty.  Throughout the Original Deed of Trust, the
              -----------------
term "Interest Guaranty" shall be deemed to mean the Interest Guaranty and Indemnity from Guarantors to Beneficiary, dated February 22, 1991, as amended by that certain First Amendment to Interest Guaranty and Indemnity dated as of September __, 1994, by and between Beneficiary and Guarantors, as reaffirmed by the Modification Agreement, as such Interest Guaranty may from time to time be further reaffirmed, amended, modified, supplemental, restated or extended.

          (e) Loan Agreement.  Throughout the original Deed of Trust, the term
              --------------
"Loan Agreement" shall be deemed to refer to the Original Loan Agreement, as amended by the Modification Agreement, as such Loan Agreement from time to time may be further amended, modified, supplemented, restated or extended.

          (f) Note.  Throughout the Original Deed of Trust, the term "Note"
              ----
shall be deemed to refer to the Original Note, as amended by that certain Allonge dated September __, 1994, as such Note may from time to time be further amended, modified, supplemented, restated or extended.

          (g) Out-of-Pocket Cost. The definition of "Out-of-Pocket Costs" is
              ------------------
amended as follows:

              (i) The following is added in the fourth (4th) line thereof, immediately following the words "third parties": "and to affiliated third parties (so long as such costs, fees and expenses to affiliated third parties do not exceed such costs, fees or expenses as would be incurred in a transaction with an unaffiliated third party)".

              (ii) The following is added in the fifth (5th) line thereof, immediately following the word "limitation,": "Funding Costs, ".

     Section 2.  Representations and Warranties. Trustor hereby represents and
                 ------------------------------
warrants that all of the representations and warranties set forth in the original Deed of Trust other than those set forth in Section 1.21 and 1.23 (which Trustor shall not be deemed to have remade) are true, correct and complete as of and as if made again on the date hereof.

     Section 3.  Reaffirmation of Original Indebtedness. This Second Amendment
                 --------------------------------------
to Deed of Trust shall not constitute a refinancing of the Indebtedness nor shall anything contained herein or in any other agreement or instrument between Trustor and Beneficiary constitute, or be deemed to constitute, any limitation on the validity or enforceability or priority of the Original Note as amended and restated by an Allonge of even date herewith, the Original Deed of Trust as amended hereby or any other instrument or agreement securing payment of, evidencing or otherwise pertaining to the Indebtedness nor shall this Second Amendment to Deed of Trust be deemed to create any interest different from that created by the Original Deed of Trust, which interest continues unimpaired and in full force and effect in accordance with the terms of the Original Deed of Trust as amended and modified by this Second Amendment to Deed of Trust.

          Section 4.  No Defenses.  Trustor represents and warrants to
                      -----------
Beneficiary that, as of the date hereof, there exist no defenses, claims, counterclaims, setoffs, offsets or rights of recoupment to, against or with respect to any portion of the Indebtedness.

          Section 5.  Ratification.  Except as expressly modified by this Second
                      ------------
Amendment to Deed of Trust, all of the terms and conditions of the original Deed of Trust shall remain in full force and effect in accordance with their terms.

          Section 6.  Counterparts.  This Second Amendment to Deed of Trust may
                      ------------
be executed in counterparts, each of which shall be deemed an original, but all of which taken together constitute one and the same document.

          IN WITNESS WHEREOF, the parties have executed this Second Amendment to Construction Loan Deed of Trust and Security Agreement as of the day and year first above written.

                                       TRUSTOR:
                                       -------

                                       SOUTHWEST MARKET LIMITED PARTNERSHIP, a
                                       District of Columbia limited partnership

                                       By: Boston Southwest Associates Limited
                                           Partnership, a Massachusetts limited
                                           partnership, General Partner

ATTEST:                                    By: Independence Square, Inc., a
                                               Delaware corporation, its
                                               managing General Partner


By:                                        By:
   ----------------------------------         ----------------------------------
Name:                                      Name:
                                           Title:


                                       BENEFICIARY:
                                       -----------

ATTEST: THE SUMITOMO BANK, LIMITED, a Japanese banking institution acting through its NEW YORK BRANCH


By:                                    By:
   ----------------------------------     --------------------------------------
Name:                                     Robert A. Rabbino, Jr.
                                          Joint General Manager

WITNESS:                               TRUSTEE:
                                       -------



-------------------------------------  -----------------------------------------
Name:                                  Gerald R. Perras or Stuart S. Levin,
                                       trustee, either of whom may act